UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 28, 2026

ALLARITY THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41160	87-2147982
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

123 E Tarpon Ave,
Tarpon Springs, FL 34689

(Address of principal executive offices)

(401) 426-4664

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ALLR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02 Termination of a Material Definitive Agreement.

Termination of Common Stock Purchase Agreement

On October 28, 2026, Allarity Therapeutics, Inc. (the “Company”) terminated the Common Stock Purchase Agreement, dated January 28, 2026 (the “Purchase Agreement”), by and between the Company and Tumim Stone Capital LLC (“Tumim”), effective as of such date.

As previously disclosed, the Purchase Agreement provided the Company with the right, but not the obligation, to sell to Tumim, from time to time at the Company’s sole discretion, up to $6.0 million of newly issued shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), subject to the terms, conditions and limitations of the Purchase Agreement. The purchase price for each sale was determined under a formula based on the volume-weighted average price of the Common Stock during the applicable pricing period. The offer and sale of the shares were registered under the Company’s registration statement on Form S-3 (File No. 333-291906) pursuant to a prospectus supplement dated January 28, 2026.

The Company elected to terminate the Purchase Agreement in connection with its plans to pursue alternative financing arrangements. No early termination penalty is payable under the Purchase Agreement in connection with the termination. Following the termination, the Company will not sell any additional shares of Common Stock to Tumim under the Purchase Agreement. Provisions of the Purchase Agreement that expressly survive termination, including indemnification and certain expense obligations, remain in effect in accordance with their terms.

The Purchase Agreement was previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 29, 2026.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Allarity Therapeutics, Inc.

Date: October 30, 2026	By:	/s/ Thomas H. Jensen
Thomas H. Jensen
Chief Executive Officer

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